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                                                                   Exhibit 10.19

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THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS.
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                            SUBSCRIPTION AGREEMENT
                           To Purchase Common Stock
                                      Of
                        STRATEGIC SOLUTIONS GROUP, INC.
                           (a Delaware Corporation)

        THIS SUBSCRIPTION AGREEMENT ("Agreement") is made as of March 27, 2001, by and between ERNEST WAGNER ("PURCHASER"), and STRATEGIC SOLUTIONS GROUP, INC., a Delaware corporation ("SELLER").

                                  WITNESSETH

        WHEREAS, SELLER desires to obtain additional working capital through the sale and issuance of "Units". As used in this Agreement, a "Unit" means 50,000 shares of the common voting stock, par value $0.0001 of SELLER ("Common Stock"), and a Convertible Subordinated Debenture made payable to the PURCHASER for the principal amount of Twenty-Five Thousand Dollars ($25,000), bearing interest at a rate of ten percent (10%) per annum, and with the outstanding principal balance convertible into Common Stock at a conversion price of $.10 per share ("Debenture").

        WHEREAS, SELLER has offered to sell, and PURCHASER desires to acquire Units in accordance with the terms and conditions of this Agreement.

        NOW, THEREFORE, in consideration of the mutual undertakings herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

        Section 1. Purchase and Sale of Units. SELLER hereby agrees to sell to
                   --------------------------
PURCHASER and PURCHASER hereby agrees to purchase, two (2) Units, in exchange for the sum of Fifty Thousand Dollars ($50,000) ("Purchase Price") payable on or before that date which is thirty (30) calendar days from the date of this Agreement, and upon the terms and conditions described herein. Upon receipt of the Purchase Price and the below-defined Accredited Investor Certificate, SELLER will (i) execute and deliver a Debenture for the principal amount corresponding to the number of Units purchased as defined above, and (ii) instruct its transfer agent to issue and deliver a certificate representing the corresponding number of shares of Common Stock to PURCHASER or its nominee.

        Section 2. Purchaser Representations and Warranties. PURCHASER hereby
                   ----------------------------------------
acknowledges, represents and warrants to, and agrees with, SELLER as follows:

               (a)    "Accredited Investor"; Resale Restrictions.
                      ------------------------------------------

                      (i) The PURCHASER is an "accredited investor" as that term is defined in Regulation D promulgated under the Securities Act of 1933. The PURCHASER will accurately complete and return the Accredited Investor Certificate attached hereto as Appendix A.
                                               ----------

                      (ii) The PURCHASER is purchasing the Units for the PURCHASER's own account, for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act.

                      (iii) The Debenture and the certificates representing the Common Stock will bear a legend substantially as follows:

           [THIS CONVERTIBLE SUBORDINATED DEBENTURE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION] [THE SHARES OF COMMON STOCK REPRESENTED HEREBY] HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. THE ISSUER WILL REFUSE TO REGISTER ANY TRANSFER OF SUCH SECURITIES NOT MADE IN ACCORDANCE WITH THE SECURITIES ACT AND MAY REQUIRE, AS A CONDITION TO ANY REGISTRATION OF TRANSFER, AN OPINION OF COUNSEL, A CERTIFICATE OR SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT THE TRANSFER HAS BEEN MADE IN ACCORDANCE WITH THE SECURITIES ACT.

                      (iv) The PURCHASER agrees that it will only offer, sell or transfer the Common Stock prior to the date which is two years (or such shorter period of time as permitted by Rule 144 under the Securities Act or any successor provisions thereunder) after the date on which the Units are issued to the PURCHASER or such later date, if any, as may be required by applicable law, to (i) SELLER, (ii) pursuant to a registration statement that has been declared effective under the Securities Act; or (iii) pursuant to an available exemption from the registration requirements of the Securities Act.

               (b)    Investor Suitability; Independent Investigation; Access
                      -------------------------------------------------------
to Information; Risk Factors.
----------------------------

                      (i) PURCHASER has the financial ability to bear the economic risk of his investment in the SELLER (including its possible loss) and has no need for liquidity with respect to his investment in the Units.

                      (ii) PURCHASER has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of an investment in the Units and has obtained, in its judgment, sufficient information from SELLER to evaluate the merits and risks of an investment in the Units.

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

                      (iii) The Units are not being subscribed for by PURCHASER as a result of any material information about SELLER's affairs that has not been publicly disclosed.

                      (iv) PURCHASER acknowledges that SELLER regularly files publicly available reports under the Securities Exchange Act of 1934 (the "Exchange Act") and PURCHASER is familiar with the previous reports filed by SELLER with the Securities and Exchange Commission (the "SEC").

                      (v) PURCHASER acknowledges that an investment in SELLER involves a high degree of risk, and has taken full cognizance of and understands all of the risk factors related to an investment in SELLER.

                      (vi) PURCHASER has determined that an investment in the Units is a suitable investment for it.

                      (vii) In making its decision to purchase the Units herein subscribed for, PURCHASER has relied solely upon independent investigations made by it. PURCHASER is not relying on SELLER with respect to tax and other economic considerations involved in his investment.

                      (viii) PURCHASER understands that sales or transfers of the Units, or any part thereof, may be further restricted by provisions of the applicable state securities laws. However, SELLER agrees to file a registration statement with the Securities and Exchange Commission for a public offering of its Units or the resale of certain of its Common Stock within one year of the closing of PURCHASER's acquisition of the Units under this Agreement.

       Section 3.     Seller Representations and Warranties. SELLER hereby
                      -------------------------------------
acknowledges, represents and warrants to, and agrees with, PURCHASER as follows:

               (a)    Seller Reports and Financial Statements.
                      ---------------------------------------

                      (i) SELLER is registered under the Exchange Act and has filed all forms and reports required to be filed with the SEC (collectively, the "SELLER SEC Reports"). The SELLER SEC Reports were prepared in all material respects in accordance with the requirements of applicable law (including the Exchange Act and the rules and regulations of the SEC thereunder applicable to such SELLER SEC Reports). As of their respective dates, the SELLER SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

                      (ii) Each of the financial statements (including, in each case, any related notes thereto) contained in the SELLER SEC Reports, if any, filed prior to, on or after the date of this Agreement (i) have been or will be prepared in accordance with, and complied or will comply as to form with, the published rules and regulations of the SEC and GAAP applied on a consistent basis throughout the periods involved (except as

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

        otherwise noted therein) and (ii) fairly present or will fairly present the financial position of SELLER as of the respective dates thereof and the results of its operations and cash flows for the periods indicated, except that any unaudited interim financial statements were or will be subject to normal and recurring year-end adjustments.

                (b)  Availability of Common Stock. SELLER has sufficient
                     ----------------------------
unissued shares of Common Stock to effect the sale of the Units under this Agreement. Shares of Common Stock to be issued pursuant to this Agreement have been duly and validly authorized and, when so issued in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable.

        Section 4.  Indemnity. PURCHASER and SELLER each hereby agrees to
                    ---------
indemnify and hold harmless the other and its respective officers, directors and agents and each other person, if any, who controls or is controlled by any thereof, within the meaning of Section 15 of the Securities Act, against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the indemnifying party herein or in any other document furnished in connection with this transaction by the indemnifying party to the other party or any of it officers, directors, agents or controlling person.

        Section 5.  Miscellaneous.
                    -------------

                (a) Modification. Neither this Agreement nor any provision
                    ------------
hereof may be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

                (b) Notices. Any notice, demand or other communication which any
                    -------
party hereto may be required, or may elect, to give to anyone interested hereunder will be sufficiently given if (a) delivered by a recognized national courier service to such address as may be given herein or (b) delivered personally at such address.

                (c) Binding Effect. Except as otherwise provided herein, this
                    --------------
Agreement is binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

                (d) Entire Agreement; Effectiveness. This Agreement, the
                    -------------------------------
Convertible Subordinated Debenture, and the Registration Rights Agreement of even date between the parties hereof contain the entire agreement of the parties with respect to the subject matter hereof and there are no representations, covenants or other agreements except as stated or referred to therein. This Agreement will not be effective until it is executed and approved by SELLER.

                (e) Assignability. This Agreement is not transferable or
                    -------------
assignable by either party.

                (f) Applicable Law. This Agreement will be governed by and
                    --------------
construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such state.

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                (g) Counterparts; Fax Execution. This Agreement may be executed
                    ---------------------------
through the use of separate signature pages or in any number of counterparts, and each of such counterparts will, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart. This Agreement may be signed by fax delivery of a signed signature page to the other party and such fax execution will be valid in all respects.

                        [Signatures on following page]

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             IN WITNESS WHEREOF, the parties have executed this Agreement on the dates set forth below.

PURCHASER:                                STRATEGIC SOLUTIONS GROUP, INC.,
                                          A Delaware Corporation

 /s/ Ernest Wagner                                By:  /s/ John J. Cadigan
-------------------------------------                  -----------------------
ERNEST WAGNER                                     Name:    John J. Cadigan
                                                       -----------------------
                                                  Title:   Chairman of the Board
                                                           ---------------------


Address for Notices:                      Address for Notices:

18 Greenwood Shoals                       1598 Whitehall Road
----------------------------
Grasonville, MD 21638                     Suite E
----------------------------
                                          Annapolis, MD 21401
____________________________
Attention:__________________              Attention:  _________________

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